UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 10, 2006
H&E EQUIPMENT SERVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation	000-51759 (Commission File Number)	81-0553291 (IRS Employer Identification No.)
11100 Mead Road, Suite 200, Baton Rouge, Louisiana 70816
(Address of Principal Executive Offices, including Zip Code)
(225) 298-5200
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     As of July 12, 2006, H&E Equipment Services, Inc. (the “Company”) was granted a waiver (the “Waiver”) under its Credit Agreement, as amended, by and among the Company, Great Northern Equipment, Inc. (together with the Company, the “Borrowers”), GNE Investments, Inc., H&E Finance Corp., Eagle High Reach Equipment, Inc., Eagle High Reach Equipment, LLC, General Electric Capital Corporation and the Lenders party thereto (the “Credit Agreement”). The Credit Agreement provides us with our revolving credit facility.
     Pursuant to the Waiver, our lenders under the Credit Agreement have waived our non-compliance with, and the effects of our non-compliance under, various representations and non-financial covenants contained in the Credit Agreement affected by the accounting adjustment in connection with the restatement described under “Item 4.02 (a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review” of this Current Report. As a result of the restatement, among other things, we would no longer be able to make the representations under the Credit Agreement concerning the conformity with GAAP of our previously delivered financial statements, or confirm our prior compliance with certain obligations concerning the maintenance of our books and records in accordance with GAAP. Because the restatement does not result in our having breached the financial covenant in the Credit Agreement, the Waiver does not waive or modify the financial covenant. As a result of the Waiver, we continue to have full access to our revolving credit facility under the Credit Agreement.
     There is no material relationship between the borrowers under our Credit Agreement and the administrative agent or the lenders, other than as parties to the Credit Agreement, the Waiver and certain other loans made in the ordinary course to various of our operating subsidiaries.
Item 2.02 Results of Operations and Financial Condition.
     On July 12, 2006, the Company issued a press release announcing that it intends to restate its unaudited interim financial results for the three months ended March 31, 2006. The full text of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein.
     The information in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
     This Current Report on Form 8-K and Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1 and in the Company’s other reports filed with the Securities and Exchange Commission (the “SEC”), including that actual events or results may differ materially from those in the forward-looking statements.
Item 4.02 (a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     The Audit Committee of the Company’s Board of Directors concluded on July 10, 2006, to restate the Company’s unaudited interim financial statements for the three months ended March 31, 2006 (the “Restatement”). The Restatement relates to the accounting treatment of the previously reported $8.0 million payment for the termination of a management services agreement with affiliates of Bruckmann, Rosser, Sherrill & Co. L.P. and Bruckmann, Rosser, Sherrill & Co. II, L.P., two of our principal

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stockholders, in connection with and from the cash proceeds of the Company’s recent initial public offering of common stock. In the Company’s Form 10-Q for the quarterly period ended March 31, 2006, filed by the Company with the SEC on May 12, 2006, the termination fee was treated as a direct cost of the initial public offering and, as such, the termination fee was reflected as a charge to stockholders’ equity. Management has subsequently determined that such termination fee should not be accounted for as a direct cost of the initial public offering and should instead be reflected as an expense in the Company’s consolidated income statement for the three months ended March 31, 2006.
     The Audit Committee discussed the Restatement with BDO Seidman, LLP, the Company’s independent registered public accounting firm. The Company will include the restated results for the quarterly period ended March 31, 2006 in an Amendment on Form 10-Q/A to the Company’s previously filed Form 10-Q for the same period. In the meantime, investors should no longer rely on the unaudited interim financial statements as originally filed on May 12, 2006 with the SEC in the Company’s Form 10-Q for the quarterly period ended March 31, 2006.
Item 8.01 Other Events.
     We define EBITDA as net income (loss) from continuing operations before interest expense, income taxes, and depreciation and amortization. We define Adjusted EBITDA for the period presented as EBITDA as adjusted for the fees paid in connection with the termination of a management services agreement. We use EBITDA and Adjusted EBITDA in our business operations to, among other things, evaluate the performance of our business, develop budgets and measure our performance against those budgets. We also believe that analysts and investors use EBITDA and Adjusted EBITDA as supplemental measures to evaluate a company’s overall operating performance. However, EBITDA and Adjusted EBITDA have material limitations as analytical tools and you should not consider these in isolation, or as a substitute for analysis of our results as reported under GAAP. We find them as useful tools to assist us in evaluating our performance because they eliminate items related to capital structure, income taxes and non-cash charges. The items that we have eliminated in determining EBITDA and Adjusted EBITDA are interest expense, income taxes, depreciation of fixed assets (which includes rental equipment and property and equipment) and amortization of intangible assets and, in the case of Adjusted EBITDA, the BRS management services agreement termination fees. However, some of these eliminated items are significant to our business. For example, (i) interest expense is a necessary element of our costs and ability to generate revenue because we incur a significant amount of interest expense related to our outstanding indebtedness; (ii) payment of income taxes is a necessary element of our costs; and (iii) depreciation is a necessary element of our costs and ability to generate revenue because rental equipment is the single largest component of our total assets and we recognize a significant amount of depreciation expense over the estimated useful life of this equipment. Any measure that eliminates components of our capital structure and costs associated with carrying significant amounts of fixed assets on our balance sheet has material limitations as a performance measure. In light of the foregoing limitations, we do not rely solely on EBITDA and Adjusted EBITDA as performance measures and also consider our GAAP results. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income, operating income or any other measures derived in accordance with GAAP. Because EBITDA and Adjusted EBITDA are not calculated in the same manner by all companies, they may not be comparable to other similarly titled measures used by other companies.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release by H&E Equipment Services, Inc., dated July 12, 2006.

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SIGNATURES
     According to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

H&E EQUIPMENT SERVICES, INC.
Date: July 12, 2006	/s/ LESLIE S. MAGEE
By: Leslie S. Magee
Its: Chief Financial Officer

INDEX TO EXHIBIT

Exhibit
Number	Description

99.1	Press release by H&E Equipment Services, Inc., dated July 12, 2006.